UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

Proxy  Statement  Pursuant to Section 14(a) of the Securities Exchange  Act  of
1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[_]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY  RULE  14a-
6(e) (2))

[X] Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12


FIRST CANADIAN AMERICAN HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)  Per  unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                 FIRST CANADIAN AMERICAN HOLDING CORPORATION:
        6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

March 9, 2004

DEAR STOCKHOLDER:

A Special Meeting of stockholders (the "Special Meeting") of FIRST CANADIAN AMERICAN HOLDING CORPORATION Inc. ("First Canadian"), will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2 on March 17, 2004 , at 10 a.m.

At the Special Meeting, you will be asked to approve a plan to spin-off Security Innovations Systems Inc. ("Security Innovations "). The Board of Directors has determined that a complete spin-off of Security Innovations is advisable and in the best interests of First Canadian and its stockholders. We are preparing to spin-off Security Innovations because it will allow its management team to focus on its core business which is separate and distinctive from First Canadian's. The Board's reasons for recommending this course are described more fully in the enclosed proxy statement, which you should consider carefully. The Board of Directors recommends you to approve the Plan of Spin-Off adopted by the Board. As a stockholder, you cast one vote for each share you own.

Holders  of record of shares of the First Canadian at the close of business  on
February  21,  2004   are entitled to vote at the Special Meeting  and  at  any
adjournments thereof.

If  the  stockholders  approve  the  recommendation  to  spin-off  of  Security
Innovations     , then you will receive your shares of the spin-off in the form of a stock dividend.

Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can fax the proxy card (both sides) to 310-861-5311 or vote by telephone by calling 416-918-2209. First Canadian may also solicit proxies from stockholders by letter, telephone and/or fax. Voting by fax or telephone will reduce the time and costs associated with the proxy solicitation. When First Canadian records proxies by telephone, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. For more information please call 1-416-918-2209.

Thank you for your participation in the Special Meeting.

Sincerely,

/S/ Sandy Winick
Chairman

                 FIRST CANADIAN AMERICAN HOLDING CORPORATION:
        6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

QUESTIONS & ANSWERS

These Questions & Answers are intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the proposal to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Thank you in advance for your vote.

WHEN AND WHERE IS THE SPECIAL MEETING?

A Special Meeting of stockholders will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, on March 17, 2004 at 10:00 a.m.

WHY IS THE LIQUIDATION BEING PROPOSED?

The Board of Directors believes that it would be in the best interest of First Canadian stockholders to approve the spin-off of Security Innovations . Accordingly, the Board of Directors has recommended spinning-off Security Innovations 's and distributing the stock to First Canadian stockholders by way of a stock dividend. The reasons for the recommendation include, among other reasons, allowing Security Innovations to pursue its own business on its own and allowing it's management to carry on independently of the parent company.

HOW WILL APPROVAL OF THIS PROPOSAL AFFECT ME?

If  the  proposal to spin-off of Security Innovations    is approved,  a  stock
dividend  of  1 share in Security Innovations        shares will be distributed
to First Canadian stockholders for every 100,000 shares of First Canadian that are held. Stockholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

IF SECURITY INNOVATIONS        IS SPUN-OFF, WHAT WILL BE THE FEDERAL INCOME TAX
CONSEQUENCES FOR ME?

In   connection  with  the  spin-off  of  Security  Innovations     ,  Security
Innovations        will make a distribution by way of a stock dividend to First
Canadian stockholders. The dividend that you receive will be taxable as a capital gain to the extent that the distribution exceeds your basis in your shares, or capital loss to the extent your basis in your shares exceeds the distribution. The capital gain or loss (if any) that you realize in the distribution will be recognized by you in your taxable year in which the distribution is received. Any such capital gain or loss will be a long-term capital gain or loss if you have owned your shares for more than one year and will be a short-term capital gain or loss if you have owned your shares for one year or less. You are urged to consult your own tax advisor regarding the tax consequences to you, in your particular circumstances, of the receipt of the liquidating distribution.





WILL MY VOTE MAKE A DIFFERENCE AND HOW CAN I VOTE?

Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on delays of any further solicitations for a shareholder vote. We encourage you to participate in the governance of First Canadian.

You can vote by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Stockholders can also vote in person at the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

After careful consideration, the Board of Directors unanimously recommends that
you vote "FOR" the proposed spin-off of Security Innovations     .

HOW DO I CONTACT YOU?

If you have any questions, call First Canadian at 1-416-918-2209.

                  FIRST CANADIAN AMERICAN HOLDING CORPORATION
        6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

March 9, 2004

TO THE STOCKHOLDERS OF FIRST CANADIAN AMERICAN HOLDING CORPORATION:

A Special Meeting of stockholders of FIRST CANADIAN AMERICAN HOLDING CORPORATION ("First Canadian"), will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2 , on March 17, 2004 , at 10 a.m., for the purpose of considering and voting upon:

1.  The approval of a Plan of Spin-off (Proposal 1); and

2. Any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends that you vote in favor of Proposal 1.

The close of business on February 21, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting of stockholders or any adjournment(s) or postponement(s) thereof. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. You may also vote via telephone or fax. Any stockholder attending the Special Meeting may vote in person even though a proxy has already been returned. You may change your vote even though a proxy has been returned by written notice to First Canadian by submitting a subsequent proxy using the mail, telephone, or fax or by voting in person at the Special Meeting. Your vote is important no matter how many shares you own.

If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call 1-416-918-2209.

By Order of the Board of Directors,

Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature

Corporate Accounts

(1)  ABC  Corp........................ABC  Corp.  (by  John  Doe, Treasurer)
(2) ABC Corp..............................        John Doe, Treasurer
(3) ABC Corp.........          c/o John Doe, Treasurer..... John Doe
(4) ABC Corp. Profit Sharing Plan.........  John Doe, Trustee

Trust Accounts

(1) ABC Trust.............................        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee a/t/d 12/28/78...   Jane B. Doe

Custodian or Estate Accounts

(1)  John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA.John  B.Smith
(2)  John B. Smith................... John B.  Smith,Jr., Executor


                 FIRST CANADIAN AMERICAN HOLDING CORPORATION:
        6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2


PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 17, 2004

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of FIRST CANADIAN AMERICAN HOLDING CORPORATION (the "Company") for use at a Special Meeting of stockholders of FIRST CANADIAN AMERICAN HOLDING CORPORATION ("First Canadian"), and any adjournment(s) thereof (the "Special Meeting"). The Special Meeting will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M
3W2, on March 17, 2004 , at 10 a.m. for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about March 10, 2004 .

Stockholders who execute proxies retain the right to revoke them in person at the Special Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the proposal set forth below (the "Proposal"). The close of business on February 21, 2004 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share ("Share") of common stock of First Canadian held of record on the Record Date, with no Shares having cumulative voting rights. The number of Shares of First Canadian issued and outstanding as of the Record Date is 301,426,988,913.

A quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of First Canadian entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve or reject the Proposal in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies, which they are entitled to vote FOR or AGAINST any such proposal at their discretion.

The principal executive office of the Company is located at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

PROPOSAL 1:

APPROVAL OF THE PLAN OF SPIN-OFF

BACKGROUND

REASONS FOR THE PROPOSAL

The officers of First Canadian investigated what, if any, additional steps or alternative courses would best serve the interest of stockholders. First Canadian sought to determine whether mergers or transfers of assets would be possible, and if it would produce desirable results for stockholders. After reviewing current market conditions, the relatively small size of Security Innovations Systems Inc. and the time required to effect a transaction, management of First Canadian believed that the expense of a merger with or transfers of assets to another company are greater than the benefits stockholders of First Canadian could expect to realize from such a transaction, even if a company with a comparable focus that would be willing to engage in such transaction could be identified.

At a meeting held on February 8, 2004 , the Board considered various alternatives for Security Innovations , including (i) increasing the of exposure through special marketing efforts, (ii) merging with another company with similar focus, and (iii) spinning-off of Security Innovations . The Board believed that further marketing efforts would not be successful, the merger of Security Innovations with a similar company was not considered a viable option.

The Board of Directors therefore concluded that it would be in the best interest of the stockholders of First Canadian to spin-off Security Innovations promptly. Accordingly, at the February 8, 2004 meeting of the Board of Directors of the Company, the Directors approved the spin-off of Security
Innovations     .

SUMMARY OF PLAN OF SPIN-OFF

The Board of Directors has approved the Plan of Spin-Off (the "Plan") attached as Exhibit A, which is summarized below:

1. Adoption of the Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by stockholders.

2. Spin-Off and Distribution of Shares. As soon as practicable after the Effective Date, depending on market conditions and consistent with the terms of the Plan, First Canadian shall have the authority to engage in such transactions as may be appropriate for Security Innovations 's spin-off from First Canadian and subsequent stock dividend to the stockholders of First Canadian.

3. Distribution to Stockholders. As soon as practicable after the Effective Date, Security Innovations shall distribute pro rata on the date of the stock dividend to its stockholders of record on the Effective Date shares of
Security Innovations     .

4. Amendment or Abandonment of the Plan. The Board is authorized to modify or amend the Plan at any time without stockholder approval if it determines that such action would be in the best interests of First Canadian and stockholders. However, any amendment which the Board determines would be materially and adversely prejudicial to the interest of stockholders will be submitted to the stockholders for approval. In addition, the Board may abandon the Plan without approval at any time if it determines this to be in the best interests of First Canadian and stockholders.

5.   Expenses.   The expenses incurred in carrying out the terms  of  the  Plan shall be borne by First Canadian.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information with regard to the federal income tax consequences to stockholders on receipt of the stock dividend from Security Innovations pursuant to the provisions of the Plan. However, the Company has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the spin-off and subsequent stock dividend. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any stockholder upon receipt of the dividend will be as set forth below.

The information below is only a summary of some of the federal tax consequences generally affecting the Company and its individual U.S. stockholders resulting from the stock dividend of Security Innovations . This summary does not address the particular federal income tax consequences applicable to stockholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect stockholders differently depending on their particular tax situations unrelated to the stock dividend, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Stockholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the stock dividend. The receipt of the stock dividend may result in tax consequences that are unanticipated by stockholders. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

For federal income tax purposes, a stockholder's receipt of the stock dividend will be a taxable event and will be treated as a dividend.

If a stockholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 30% backup withholding tax with respect to the dividend. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

APPRAISAL RIGHTS

Stockholders will not be entitled to appraisal rights under Delaware law in connection with the Plan.

REQUIRED VOTE

Approval of Proposal 1 requires the affirmative vote of a majority of First Canadian's outstanding shares of common stock as of the Record Date. The Board recommends that the stockholders vote FOR the proposed Spin-off of Security Innovations pursuant to the provisions of the Plan of Spin-off. The effect of abstentions and Broker Non-Votes, as defined below, is the same as a vote cast against the Proposal. However, abstentions and Broker Non-Votes will be recorded as present at the Special Meeting for the determination of a quorum. "Broker Non-Votes" are shares held in the name of a broker or nominee for whom an executed proxy is received by First Canadian, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

If the stockholders do not approve the proposal, Security Innovations will continue to exist as a subsidiary of First Canadian and operate in accordance with its stated objective and policies. The Board would then meet to consider what, if any, steps to take in the best interests of stockholders.

ADDITIONAL INFORMATION

BENEFICIAL OWNERSHIP

Exhibit B contains information about the beneficial ownership by stockholders of 5% or more of First Canadian's outstanding shares, as of the Record Date. On that date, the Directors and officers of the Company, individually and as a group, owned beneficially more than 83% of First Canadian's outstanding shares.

STOCKHOLDER PROPOSALS

First Canadian is not required, and does not intend, to hold regularly scheduled annual meetings of stockholders. Stockholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposal to the Secretary the First Canadian at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, in order that they are received within a reasonable time before any such meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO STOCKHOLDERS

First Canadian will furnish, without charge, a copy of First Canadian's most recent annual or semi-annual report to a stockholder of First Canadian upon request. Any such request should be directed to First Canadian's Secretary, 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2.

OTHER BUSINESS

The Board of Directors does not know of any other matter which may come before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy card to vote thereon in accordance with their judgment.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by First Canadian. Proxies may also be solicited personally by officers of First Canadian, or other representatives or agents of First Canadian, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by First Canadian for out-of-pocket expenses incurred in this connection.


MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of January 31, 2004 regarding the beneficial ownership of shares of Common Stock by each Director, by each Named Executive Officer, by all Directors and executive officers as a group, and by each person known to the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock.



NAME AND ADDRESS OF                         NUMBER OF         PRECENTAGE
BENEFICIAL OWNER                            SHARES OWNED       OWNED

FIRST CANADIAN AMERICAN HOLDING CORP.       3,014,270          100%
(Before Spin-off)

SANDY WINICK                                2,500,000          83%
(After spin-off and after stock dividend)

Management does not own any shares of the company stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2003 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all
Section 16(a) filing requirements in the fiscal year ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer or nominee for election as a director of Security Innovations Systems Inc.. and no owner of five percent or more of the outstanding shares or any member of their immediate family has entered into or has proposed any transaction in which the amount involved exceeds $1,000.00

EXECUTIVE OFFICERS AND DIRECTORS

The name, age and position with respect to each of our executive officers are set forth below:

NAME               AGE      POISTION

Sandy Winick       45       President, Secretary and Director

DIRECTOR COMPENSATION

The members of the Board of Directors are not compensated by us for acting as such. We will however, reimburse each member of our board of directors for reasonable travel and other expenses in connection with attending meetings of the board of directors, if necessary.

EXECUTIVE COMPENSATION

No officer or director has received any remuneration from Security Innovations Systems Inc. Although there is no current plan in existence, it is possible that Security Innovations Systems Inc. will adopt a plan to pay or accrue compensation to its Directors and Officers for services related to the implementation of the concept and business plan. Security Innovations Systems Inc. has no stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future. The Company does not have a policy established for non-cash remuneration or reimbursement for Directors and Officers.

Security Innovations Systems Inc. has no employment contract or compensatory plan or arrangement with any executive officer. The directors currently do not receive any cash compensation from Security Innovations Systems Inc. for their service as members of the board of directors. There is no compensation committee and no compensation policies have been adopted. See "Certain Relationships and Related Transactions."

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock and provisions of our certificate of incorporation and by-laws are summaries and are qualified by reference to the certificate of incorporation and the bylaws that will become effective upon completion of this offering. Copies of these documents have been filed with the SEC as exhibits to our registration statement, of which this prospectus forms a part. The descriptions of the common stock and preferred stock reflect changes to our capital structure that will occur upon the closing of this offering.

The following is a description of the material aspects of Security Innovations Systems Inc. capital stock:

Our authorized capital stock consists of an 20,000,000 shares of common stock, with a par value of $0.001 and 10,00,000 shares of preferred stock, with a par value of $0.001.

COMMON STOCK

Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends as may be declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock.

Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive proportionately our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. Our outstanding shares of common stock are and the shares offered by us in this offering will be, when issued and paid for, fully paid and non-assessable. The rights, preferences and privileges of holders of common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which we may designate and issue in the future.

PREFERRED STOCK

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.

The purpose of authorizing our board of directors to issue preferred stock and determine its right and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of our outstanding voting stock. We have no present plans to issue any shares of preferred stock.






March 9, 2004

EXHIBIT A

PLAN OF SPIN-OFF OF SECURITY INNOVATIONS SYSTEMS INC.

First Canadian, a Ontario corporation (the "Company"), shall proceed to a complete spin-off of Security Innovations Systems Inc.("Security Innovations "), a subsidiary of the Company, according to the procedures set forth in this Plan of Spin-off (the "Plan"). The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of First Canadian and its stockholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of First Canadian (the "Stockholders"), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of the Stockholders of First Canadian and has authorized the distribution of a Proxy Statement in connection with the solicitation of proxies for that meeting (the "Proxy Statement"). Upon Stockholder approval of the Plan, Security Innovations shall be completely spun-off in accordance with the requirements of Delaware Law, the Company's Articles of Incorporation and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is approved by the Stockholders.

2. No Provisions for Liabilities. First Canadian shall not pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations of Security Innovations , including, without limitation, any contingent liabilities.

3.   Distribution to Stockholders.  As soon as practicable after the  Effective
Date,  Security Innovations        shall issue a stock dividend and  distribute
pro rata on the date of its spin-off to the Stockholders of record on the Effective Date in complete non-cancellation and non-redeemable common shares of
Security Innovations     .

Each Stockholder not holding stock certificates of First Canadian will receive through there broker their proportionate shares held at the DTC. Each Stockholder holding stock certificates of First Canadian will receive a stock
certificate from Security Innovations     directly.

4.   Articles  of  Amendment.  Subject to Stockholder approval,  following  the
completion of the spin-off of Security Innovations        and pursuant  to  the
laws of Delaware, the Company shall file Articles of Amendment (the "Articles") if needed.

5. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Stockholder approval if it determines that such action would be advisable and in the best interests of First Canadian and the Stockholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Stockholders, such an amendment or modification will be submitted to the Stockholders for approval. In addition, the Board may abandon this Plan without Stockholder approval at any time prior to the spin-off of Security Innovations if it determines that abandonment would be advisable and in the best interests of First Canadian and the Stockholders.

6. Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry  out  the  provisions of this Plan and effect the  complete  spin-off  of
Security Innovations        in accordance with the Code and Delaware.

7.   Expenses.   The expenses of carrying out the terms of this Plan  shall  be borne by First Canadian, whether or not the spin-off contemplated by this Plan is affected.


Dated: February 8, 2004

EXHIBIT B

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of February 21, 2004 following stockholders were known to the Company to own beneficially 5% or more of the Shares of First Canadian:


NAME AND ADDRESS OF                         NUMBER OF         PRECENTAGE
BENEFICIAL OWNER                            SHARES OWNED       OWNED

SANDY WINICK                                250,000,000,000    83%


FIRST CANADIAN AMERICAN HOLDING CORPORATION

SPECIAL MEETING OF STOCKHOLDERS - March 17, 2004 .

This Proxy is solicited on Behalf of the Board of Directors

The undersigned holder of shares of FIRST CANADIAN AMERICAN HOLDING CORPORATION ("First Canadian"), hereby appoints Sandy Winick, proxies with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of First Canadian that the undersigned is entitled to vote at the Special Meeting of Stockholders of First Canadian to be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, on March 17, 2004 , at 10a.m. and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


Vote via Facsimile: 1-310-861-5311

Vote via Telephone: 1-416-918-2209

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.


Dated: _____________________, 2004


__________________________________
Signature(s), Title(s), if applicable








NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

___________________________________



___________________________________

PLEASE  VOTE,  SIGN  AND DATE THIS PROXY AND RETURN PROMPTLY  IN  THE  ENCLOSED
ENVELOPE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

|X| Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE A FINE POINT PEN. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1. The approval of the Plan of Spin-Off of Security Innovations Systems Inc., as adopted by the Board of Directors.

[_] FOR   [_] AGAINST   [_] ABSTAIN

NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE